UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2013

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AMERICAN CORDILLERA MINING CORPORATION

(Exact name of Company as specified in its charter)

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Nevada	000-50738	91-1959986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1314 S. Grand Blvd, Ste. 2-250, Spokane, WA 99202

 (Address of principal executive offices) (Zip Code)

(509) 744-8590

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

Section 1.  Registrant's Business and Operations

Item 1.01.  Entry into Material Definitive Agreements

On December 5, 2013, American Cordillera Mining Corporation (the “Company” or "AMCOR") entered into a definitive agreement with Manuel Graiwer, a related party and director of AMCOR, and executed a promissory note relating to a loan from Mr. Graiwer in the amount of $20,000 until January 4, 2014 at 6% interest per annum.  There were no fees, commissions or professional fees for services rendered in connection with the promissory note.  The transaction was arranged and undertaken by the officers of AMCOR.

On December 4, 2013, AMCOR signed an Option and Joint Venture Agreement (the "Agreement") dated December 4, 2013 with Kent Exploration, Inc. (“KENT”). a Canadian mineral exploration company, whereby KENT can acquire an Option, subject to the approval of the TSX Venture Exchange, ("TSX-V"), (the "Option") to earn an 80% interest in the historic Bayhorse Silver Mine ("Bayhorse") in east-central Oregon State.  This Agreement supersedes the Letter Agreement executed with KENT on November 7, 2013

The Bayhorse property consists of 3 patented claims and 10 lode claims totaling approximately 250 acres.  The property is readily accessible, being approximately 7 miles by County road from Huntington, Oregon, on the BN rail line, with road access and power at the property boundary, approximately 500 feet from the main adit entrance.  Additional unpatented mining claim have been located by Kent for the benefit of the Joint Venture

Mining has been conducted intermittently at Bayhorse since the early 1920's and the mine last closed after the price of silver dropped to under US$6/oz in late 1984. The property has remained dormant since. The Bayhorse mine has two existing accessible adits, the upper extending about 800 feet westward into the hill and the lower extending about 500 feet into the hill.  A middle level is reached only by raises from the lower level and winzes from the upper level.  Three areas have been stoped in the ground between the upper and middle level.

The terms of the Agreement called for the payment of an additional US$20,000 payment subsequent to the execution of the Agreement.  To earn the 80% interest the Kent is required to conduct a minimum of US$100,000 per year on exploration expenditures on the property on or before each of the first two anniversaries of the Agreement, US$300,000 on or before the third anniversary of the Agreement and expend US$500,000 on or before the fourth and fifth anniversaries respectively of the Agreement.  In addition, the KENT will issue 500,000 shares of its common stock to AMCOR now that the Agreement has been executed.  Issuance of these shares is also subject to approval by the TSX Venture Exchange, (“TSX-V”)  An additional 500,000 shares of KENT shall be issued to AMCOR on the third anniversary of the Agreement and 500,000 shares on the fifth anniversary of the Agreement.  KENT will assume the obligations of the underlying lease agreement with Northern Adventures LLC.

AMCOR’s interest shall be a Carried Interest until such time as a Decision to Mine has been made.  A Decision to Mine is defined as a detailed report prepared by, or prepared under the supervision of, an Independent Qualified Person in accordance with the Canadian National Instrument 43-101 Standards of Disclosure for evaluating the feasibility of placing any part of a Property into commercial production as an operating mine and shall include a reasonable assessment of the various categories of ore reserves and resources and their amenability to metallurgical treatment, a detailed description of the work, personnel, equipment and supplies required to bring such part of the Property into commercial production and the estimated cost thereof, a description of the mining and processing methods to be employed and a financial appraisal of the proposed operations.  At such time as a decision to mine has been made, of which there is no assurance, a joint venture shall automatically be formed between the AMCOR and KENT, whereby AMCOR shall hold 20% of the joint venture interest and KENT shall hold 80% of the joint venture interest, in and to the Lease.  All expenditures from the date of the formation of the joint venture shall be apportioned between the parties as to their percentage of ownership interest.

A work program is underway on the Bayhorse property, and follow up assays from those assays was announced in the KENT's news release KEX2013-11 from a surface and underground sampling program recently conducted by the Company are tabulated below.  Further assay results are pending.

		Ag	Ag	Cu	Zn
Sample	Type	ppm	oz/tonne	%	%
178623	Stockpile grab	1,210	38.9	8.62	4.92
178624	grab, upper adit entrance	169	5.43
178625	1m Chip, 0.5 mi s. of Bayhorse adit	424	13.63	2.17

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Company's Certifying Accountant.

(1)

Previous Independent Registered Public Accounting Firm

(i)

On December 5, 2013, AMCOR dismissed its independent registered public accounting firm, MartinelliMick PLLC (“MartinelliMick”).

(ii)

The reports of MartinelliMick on the consolidated financial statements of the Company as of December 31, 2012 and 2011 and for the years then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

(iii)

The decision to change independent registered public accounting firm was recommended and approved by the Board of Directors of the Company.

(iv)

During the Company’s two most recent years ended December 31, 2012 and 2011 and any subsequent interim periods through December 5, 2013, the date of dismissal, (a) there were no disagreements with MartinelliMick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MartinelliMick, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)

On December 9, 2013 the Company provided MartinelliMick with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities & Exchange Commission stating whether it agrees with the above statements.  A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)

New Independent Registered Public Accounting Firm

On December 5, 2013, concurrent with the dismissal of MartinelliMick, the Board of Directors of the Company engaged Li and Company, PC (“LICO”) as its new independent registered public accounting firm to audit and review the Company’s consolidated financial statements effective immediately.  During the two (2) most recent years ended December 31, 2012 and 2011, and any subsequent period through the date hereof prior to the engagement of LICO, neither the Company, nor someone on its behalf, has consulted LICO regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)

any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 7.  Regulation FD

Item 7.01.  Regulation FD Disclosure

On December 9, 2013, AMCOR issued a press release announcing the signing of an Option and Joint Venture Agreement dated December 4, 2013 with Kent Exploration, Inc. ("KENT"), a Canadian mineral exploration company, whereby KENT can acquire an Option, subject to the approval of the TSX Venture Exchange, ("TSX-V"), to earn an 80% interest in the historic Bayhorse Silver Mine in east-central Oregon State.  This Agreement supersedes the Letter Agreement executed with KENT on November 7, 2013.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None

(b) Pro-Forma Financial Statements: None

(c) Exhibits:

Exhibit No.	Description

10.1	Form of Convertible Promissory Note entered into by the Company as the Borrower.

16.1	Letter from MartinelliMick PLLC dated December 9, 2013, to the United States Securities and Exchange

99.1	Press Release issued Monday, December 9, 2013 by AMCOR * * This exhibit is intended to be furnished and shall not be deemed "filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Cordillera Mining Corporation

Date: December 10, 2013	By:	/s/ Frank H. Blair
Frank H. Blair, President, CEO, Director